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                             EXHIBIT 32a

                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     In connection with the Annual Report of Twin Disc, Incorporated (the "Company") on Form 10-K for the fiscal year ending June 30, 2005, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Michael E. Batten, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

    (1) the Report fully complies with Section 13(a) of the Securities Exchange Act of 1934, and

    (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ MICHAEL E. BATTEN
                                            --------------------------------
                                            Michael E. Batten
				            Chairman, Chief Executive Officer

                                            September 21, 2005